Dreyfus


Dreyfus Premier

Core Bond Fund

SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             6   Statement of Investments

                            14   Statement of Financial Futures

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            19   Financial Highlights

                            21   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                                 Core Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Core Bond Fund, covering the six-month period from November 1, 1999 through April 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

Tighter monetary policy adversely affected most -- but not all -- sectors of the bond market over the past six months. This was primarily a result of efforts by the Federal Reserve Board (the "Fed") to forestall a potential reemergence of inflationary pressures. The Fed raised short-term interest rates three times during the reporting period, following two interest rate hikes implemented in the months before the reporting period began. Since June 1999, the Federal Reserve Board has raised short-term interest rates a total of 1.25 percentage points.

Higher interest rates led to some additional erosion of bond prices, especially during the last two months of 1999. During the first four months of 2000, however, some bonds began to rally, led higher by long-term U.S. Treasury securities which rose primarily because of reduced supply amid robust demand from domestic and foreign investors.

We  appreciate  your confidence over the past six months, and we look forward to
your   continued   participation   in   Dreyfus   Premier   Core   Bond   Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier Core Bond Fund perform relative to its benchmark?

For the six-month period ended April 30, 2000, the fund's Class A shares produced a 3.01% total return.(1) This performance compares to the 1.52% return provided by the fund's benchmark, the Merrill Lynch Domestic Master Index.(2)

The public offering of the fund's Class B, C and R shares commenced on March 1, 2000. From March 1, 2000 through April 30, 2000, the fund's Class B shares produced a 1.76% total return, Class C shares produced a 1.57% total return and
Class    R    shares    produced    a    1.75%    total    return.(1)

We attribute the fund's strong performance to our sector allocation and duration management strategies, which enabled us to avoid the brunt of the declines caused by rising interest rates.

What is the fund's investment approach?

The fund seeks a high total return, which includes both capital appreciation and current income. At least 65% of the fund must be invested in investment-grade fixed-income securities, which include U.S. Treasury securities, U.S. government agency securities, corporate bonds, mortgage- and asset-backed securities, convertible securities and preferred stocks. The remaining 35% may be invested in bonds of below investment-grade credit quality, also known as "high yield" securities.

Our investment approach emphasizes:

  * FUNDAMENTAL ECONOMIC ANALYSIS. Our review of U.S. economic conditions helps us establish the portfolio' s average duration, which is a measure of sensitivity to interest-rate changes. If interest rates appear to be rising, we will generally reduce the fund's average duration to keep cash available
  for    the    purchase    of    higher    yield    The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

  ing securities as they become available. If interest rates appear to be declining, we may increase the fund's average duration to lock in prevailing yields.

  * SECTOR ALLOCATION. We allocate assets among the various sectors of the fixed-income marketplace according to their relative attractiveness under
  prevailing    and    expected    economic    conditions.

  * SECURITY SELECTION. We choose individual securities according to factors that include their yields, prices, liquidity and the financial health of the issuers.

What other factors influenced the fund's performance?

The fund was influenced by inflation fears, rising interest rates and unusual conditions in the U.S. Treasury securities marketplace. When the reporting period began on November 1, 1999, investors had become concerned that robust economic growth might rekindle long-dormant inflationary pressures, especially rising wages in a tight job market. In an attempt to ease these pressures and forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates three times during the reporting period, causing most bond prices to fall. These interest-rate hikes followed two previous increases implemented before the current reporting period began, for a total increase of 125 basis points since mid-1999.

Thirty-year U.S. Treasury securities represented one of the few market sectors to provide attractive returns during the reporting period. That's because the Treasury Department announced its intention to use a portion of the federal budget surplus to buy back higher yielding, long-term bonds. With a reduced supply of U.S. Treasury bonds and strong demand from domestic and foreign investors, the prices of 30-year U.S. Treasury bonds rose sharply. The fund benefited from this rally through its holdings of 30-year U.S. Treasury bonds, before reducing that position toward the end of the reporting period.

What is the fund's current strategy?

As we have done during most of the six-month reporting period, we continue to maintain the fund's AVERAGE DURATION -- a measure of sensi tivity to changing interest rates -- at a level that is approximately 5% to 7% shorter than the duration of the fund's benchmark. This duration management strategy is designed to help us take advantage of the greater flexibility that shorter durations typically provide, potentially enabling us to capture higher yields more quickly as they became available, as compared with the benchmark index.

From a sector allocation standpoint, we recently took profits in our holdings of long-term U.S. Treasury securities after receiving strong relative returns during the first quarter of 2000. We have also reduced our exposure to commercial mortgage-backed securities after they provided good performance during a rally caused primarily by rising real estate values and slowing supply. Finally, we have continued to reduce our holdings of corporate securities, including high yield bonds, in an effort to improve the portfolio's liquidity
and    credit    quality.

Many of the proceeds from recent sales have been invested in U.S. government agency securities -- primarily those issued by "Fannie Mae" and "Freddie Mac." We believe that these agencies' securities are currently undervalued because of political pressures from the U.S. Senate and the Treasury Department. Although some government officials have questioned the agencies' investment policies, we believe any adverse changes in the mortgage-backed securities markets are unlikely, and we expect U.S. Government agency securities' prices to rebound as the situation is resolved.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. ON MARCH 1, 2000, THE FUND IMPLEMENTED A MULTICLASS STRUCTURE. EXISTING FUND SHARES WERE DESIGNATED AS CLASS A SHARES, AND SHAREHOLDERS ON MARCH 1, 2000 ARE PERMITTED TO PURCHASE ADDITIONAL CLASS A SHARES IN OPEN ACCOUNTS ON SUCH DATE WITHOUT PAYING THE INITIAL SALES CHARGE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH DOMESTIC MASTER INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. TREASURY AND AGENCY, AND MORTGAGE AND INVESTMENT-GRADE CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR.

                                                             The Fund

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)

                                                                                              Principal

BONDS AND NOTES--103.4%                                                                       Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--1.6%

Lockheed Martin,

   Notes, 8.2%, 2009                                                                          5,200,000                5,098,569

AIRLINES--3.2%

Air 2 US, Ser. A,

   Enhanced Equipment Notes, 8.027%, 2019                                                     1,999,932  (b)           1,969,783

America West Airlines Pass-Through Trust,

  Pass-Through Ctfs.,

   Ser. 1997-1, Cl. C, 7.53%, 2004                                                            6,511,626                6,376,412

Pegasus Aviation Lease Securitization,

   Ser. 2000-1, Cl. A1, 6.77%, 2015                                                           2,000,000  (b,c)         2,000,000

                                                                                                                      10,346,195

ASSET-BACKED CTFS.--3.2%

Conseco Finance Securitizations,

   Ser. 2000-1, Cl. A3, 7.3%, 2031                                                            2,500,000                2,470,962

Fidelity Equipment Lease Trust,

   Ser. 1999-2, Cl. A3, 6.96%, 2004                                                           6,100,000  (b)           6,008,500

Inner Harbor CBO,

   Ser. 1999-1, Cl. B2, 13.667%, 2012                                                         2,000,000  (b)           1,920,000

                                                                                                                      10,399,462

ASSET-BACKED CTFS./AUTOMOBILE RECEIVABLES--2.5%

Flagship Auto Receivables Owner Trust,

   Ser. 1999-2, Cl. A3, 6.835%, 2004                                                          3,000,000                2,953,125

Provident Auto Lease ABS Trust,

   Ser. 1999-1, Cl. A2, 7.025%, 2005                                                          5,000,000  (b)           5,006,675

                                                                                                                       7,959,800

ASSET-BACKED CTFS./HOME EQUITY LOANS--.5%

GE Capital Mortgage Services:

   Ser. 1996-HE4, Cl. B3, 9.314%, 2026                                                        1,079,238  (b,c)           751,925

   Ser. 1999-21, Cl. B3, 6.75%, 2014                                                            683,627  (b)             532,268

   Ser. 1999-21, Cl. B4, 6.75%, 2014                                                            255,745  (b)             167,593

                                                                                                                       1,451,786

BANKING--1.0%

Fleet Boston,

   Sub. Notes, 7.375%, 2009                                                                   3,355,000                3,234,488

BUILDING MATERIALS--.7%

ICF Kaiser International,

   Sr. Sub. Notes, 13%, 2003                                                                  4,750,000  (d)           2,333,437

CABLE TELEVISION--1.0%

CSC Holdings,

   Deb., 8.125%, 2009                                                                         3,516,000                3,326,044



                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--5.1%

Chase Manhattan Bank-First Union National,

   Ser. 1999-1, Cl. A2, 7.439%, 2009                                                          1,000,000                  979,219

First Union National Bank Commercial Mortgage,

   Ser. 2000-C1, Cl. A1, 7.739%, 2009                                                         6,000,000                6,029,880

Structured Asset Securities, REMIC,

   Ser. 1996-CFL, Cl. H, 7.75%, 2028                                                          4,750,000  (b)           3,364,174

TrizecHahn Office Properties Trust,

   Ser. 1999-TOP, Cl. D, 7.33%, 2007                                                          6,000,000  (b,c)         6,000,000

                                                                                                                      16,373,273

COMPUTERS--.9%

IBM,

   Deb., 7.125%, 2096                                                                         3,100,000                2,809,384

CONSUMER--1.6%

Corning,

   Notes, 6.25%, 2010                                                        EUR              5,810,000  (b)           5,253,709

ELECTRIC POWER--1.2%

PSEG Energy Holdings,

   Notes, 9.125%, 2004                                                                        4,000,000  (b)           3,956,456

ENERGY--1.8%

Conoco:

   Sr. Notes, 6.35%, 2009                                                                     2,800,000                2,564,716

   Sr. Notes, 6.95%, 2029                                                                     3,600,000                3,241,188

                                                                                                                       5,805,904

FINANCIAL--4.6%

DLJ,

   Medium-Term Notes, .4%, 2000                                                               7,550,000  (b)           7,702,729

Ford Motor Credit,

   Notes, 7.375%, 2009                                                                        4,000,000                3,886,040

Lehman Brothers Holdings,

   Notes, 6.625%, 2008                                                                        3,700,000                3,315,607

                                                                                                                      14,904,376

FOREIGN--1.8%

Korea Development Bank,

   Notes, 6.625%, 2003                                                                        6,000,000                5,715,360

FOREIGN/GOVERNMENTAL--1.3%

Federative Republic of Brazil,

   Bonds, 12.25%, 2030                                                                        2,000,000                1,833,000

Republic of Argentina,

   Deb., 11.25%, 2004                                                                           794,400                  797,180

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN/GOVERNMENTAL (CONTINUED)

Republic of Philippines,

   Notes, 9.875%, 2010                                                                        1,750,000                1,664,687

                                                                                                                       4,294,867

INSURANCE--1.3%

Everest Reinsurance Holdings:

   Sr. Notes, 8.5%, 2005                                                                      3,000,000                2,979,918

   Sr. Notes, 8.75%, 2010                                                                     1,200,000                1,186,762

                                                                                                                       4,166,680

MEDIA/ENTERTAINMENT--1.9%

Clear Channel Communications,

   Conv. Sub. Deb., 2.625%, 2003                                                              4,780,000                6,118,400

OIL & GAS--2.2%

Petroleos Mexicanos, Ser. P,

   Sr. Notes, 9.5%, 2006                                                                      3,000,000  (e)           3,037,500

Yosemite Securities Trust I,

   Deb., 8.25%, 2004                                                                          4,200,000  (b)           4,149,839

                                                                                                                       7,187,339

REAL ESTATE--3.9%

Crescent Real Estate Equities,

   Notes, 7%, 2002                                                                            9,950,000                9,082,350

Spieker Properties,

   Deb., 7.35%, 2017                                                                          4,200,000                3,642,101

                                                                                                                      12,724,451

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--8.2%

Bank of America Mortgage Securities:

   Ser. 1999-6, Cl. B4, 6.25%, 2014                                                             580,236  (b)             449,335

   Ser. 1999-6, Cl. B6, 6.25%, 2014                                                             435,159  (b)             117,493

   Ser. 1999-10, Cl. B4, 6.5%, 2014                                                             292,865  (b)             229,799

   Ser. 1999-10, Cl. B5, 6.5%, 2014                                                             146,919  (b)             100,071

Bear Stearns Mortgage Securities,

   REMIC, Ser. 1995-1, Cl. 2B4, 7.4%, 2010                                                      199,166  (b)             177,755

Chase Mortgage Finance Trust, REMIC:

   Ser. 1994-E, Cl. B5, 6.25%, 2010                                                             137,611  (b)             115,768

   Ser. 1999-S3, Cl. B4, 6.25%, 2014                                                            164,165  (b)             111,267

   Ser. 1999-S6, Cl. B3, 6.25%, 2014                                                            647,272  (b)             502,238

   Ser. 1999-S6, Cl. B4, 6.25%, 2014                                                            323,636  (b)             218,362

   Ser. 1999-S7, Cl. B3, 6.25%, 2014                                                            361,085  (b)             279,487

   Ser. 1999-S13, Cl. B2, 6.5%, 2014                                                            586,192                  522,159

   Ser. 2000-S2, Cl. B3, 7.5%, 2030                                                             449,618  (b)             332,858



                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

GE Capital Mortgage Services, REMIC:

   Ser. 1993-11, Cl. B4, 6%, 2008                                                               117,646  (b)             104,476

   Ser. 1993-15, Cl. B3, 6%, 2008                                                               350,612  (b)             310,088

   Ser. 1994-21, Cl. B4, 6.5%, 2009                                                             229,770  (b)             196,665

   Ser. 1994-22, Cl. B2, 6%, 2009                                                               146,362                  136,261

   Ser. 1996-10, Cl. B3, 6.75%, 2011                                                            462,341  (b)             401,606

   Ser. 1996-12, Cl. B2, 7.25%, 2011                                                            723,296  (b)             692,066

   Ser. 1996-12, Cl. B3, 7.25%, 2011                                                            309,628  (b)             274,600

   Ser. 1996-14, Cl. 2B3, 7.25%, 2011                                                           232,057  (b)             205,356

   Ser. 1997-13, Cl. B2, 6.75%, 2012                                                            903,767                  833,844

   Ser. 1998-1, Cl. B2, 6.75%, 2013                                                             453,636                  418,279

   Ser. 1998-10, Cl. 2B4, 6.5%, 2013                                                            208,669  (b)             146,821

   Ser. 2000-5, Cl. B5, 7.25%, 2015                                                             190,882  (b)              53,447

MORSERV:

   Ser. 1996-1, Cl. B2, 7%, 2011                                                                692,858                  666,654

   Ser. 1996-1, Cl. B3, 7%, 2011                                                                346,429  (b)             314,355

Norwest Asset Securities:

   Ser. 1997-11, Cl. B3, 7%, 2027                                                               732,139  (b)             552,765

   Ser. 1997-15, Cl. B3, 6.75%, 2012                                                            454,348  (b)             380,441

   Ser. 1998-2, Cl. B3, 6.5%, 2028                                                              488,921                  376,893

   Ser. 1998-9, Cl. B4, 6.5%, 2028                                                              807,480  (b)             620,685

   Ser. 1998-11, Cl. B3, 6.5%, 2013                                                             687,770                  625,608

   Ser. 1998-11, Cl. B4, 6.5%, 2013                                                             825,141  (b)             661,541

   Ser. 1998-13, Cl. B4, 6.25%, 2028                                                            735,178  (b)             531,433

   Ser. 1998-18, Cl. B4, 6.25%, 2028                                                            859,360  (b)             619,206

   Ser. 1999-19, Cl. B4, 6.25%, 2014                                                            482,797  (b)             374,022

   Ser. 2000-1, Cl. B4, 7.25%, 2030                                                             600,746  (b)             435,823

Ocwen Residential MBS,

   Ser. 1998-R1, Cl. B1, 7%, 2040                                                             2,901,878  (b)           2,584,032

PNC Mortgage Securities, REMIC:

   Ser. 1998-2, Cl. III-B4, 6.75%, 2013                                                         444,784  (b)             367,026

   Ser. 1998-2, Cl. III-B5, 6.75%, 2013                                                         355,827  (b)             262,342

   Ser. 1998-2, Cl. IV-B4, 6.75%, 2027                                                          259,180  (b)             208,505

   Ser. 1998-2, Cl. IV-B5, 6.75%, 2027                                                          259,180  (b)             164,607

Prudential Home Mortgage Securities, REMIC:

   Ser. 1996-7, Cl. B2, 6.75%, 2011                                                             630,468                  592,164

   Ser. 1996-7, Cl. B3, 6.75%, 2011                                                           1,639,871  (b)           1,424,299

   Ser. 1996-7, Cl. B4, 6.75%, 2011                                                             756,235  (b)             609,453

Residential Accredit Loans,

   Ser. 1997-QS6, Cl. B1, 7.5%, 2012                                                            328,689                  285,470

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Residential Funding Mortgage Securities I, REMIC:

   Ser. 1995-J1, Cl. 2, 7.505%, 2023                                                          1,590,055  (b,c)         1,266,081

   Ser. 1997-S19, Cl. B1, 6.5%, 2012                                                            727,317  (b)             598,598

   Ser. 1997-S19, Cl. B2, 6.5%, 2012                                                            311,681  (b)             217,982

   Ser. 1997-S21, Cl. B1, 6.5%, 2012                                                            419,778  (b)             345,667

   Ser. 1998-S14, Cl. B1, 6.5%, 2013                                                            633,465  (b)             506,138

   Ser. 1998-S30, Cl. M3, 6.5%, 2028                                                          1,070,937                  897,579

   Ser. 1999-S23, Cl. B2, 7.25%, 2029                                                           683,553  (b)             357,518

   Ser. 1999-S23, Cl. B3, 7.25%, 2029                                                           683,275  (b)             177,652

Structured Asset Securities, REMIC,

  Ser. Greenpoint 1996-A:

      Cl. B1, 8.344%, 2027                                                                    1,711,505  (c)           1,664,974

      Cl. B2, 8.344%, 2027                                                                      684,226  (c)             723,142

      Cl. B4, 8.344%, 2027                                                                      410,724  (b,c)           391,342

                                                                                                                      26,734,098

RESTAURANTS--1.7%

Tricon Global Restaurants,

   Sr. Notes, 7.45%, 2005                                                                     6,150,000                5,647,957

RETAIL--2.4%

Fred Meyer,

   Bonds, 7.375%, 2005                                                                        5,000,000                4,792,620

Saks,

   Notes, 7.25%, 2004                                                                         3,350,000                2,959,243

                                                                                                                       7,751,863

TELECOMMUNICATION--.6%

Winstar Communications,

   Sr. Notes, 12.75%, 2010                                                   EUR              2,000,000 (b)            1,791,518

TELECOMMUNICATION/CARRIERS--.8%

Qwest Communications International, Ser. B,

   Sr. Discount Notes, 0/8.29%, 2008                                                          3,540,000 (f)            2,718,631

U.S. GOVERNMENT--16.2%

U.S. Treasury Bonds:

   5.25%, 2/15/2029                                                                           3,295,000                2,900,786

   6.125%, 8/15/2029                                                                          2,825,000                2,830,424

   6.25%, 5/15/2030                                                                           4,800,000                4,993,344

   8.125%, 8/15/2021                                                                          3,826,000                4,653,258

U.S. Treasury Inflation Protection Securities:

   3.625%, 11/15/2008                                                                         5,000,000  (g)           5,118,335

   3.875%, 4/15/2029                                                                          4,750,000  (g)           4,915,588


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT (CONTINUED)

U.S. Treasury Notes,

   6.5%, 2/15/2010                                                                           26,500,000               27,034,770

                                                                                                                      52,446,505

U.S. GOVERNMENT AGENCY--1.2%

Federal National Mortgage Association,

   Notes, 7.25%, 1/15/2010                                                                    4,000,000                3,989,784

U.S. GOVERNMENT AGENCY/MORTGAGE BACKED--27.1%

Federal Home Loan Mortgage:

   7.5%                                                                                      16,100,000  (h)          15,778,000

   8%                                                                                         8,750,000  (h)           8,747,266

   REMIC, Multiclass Mortgage Participation Ctfs.

      (Interest Only Obligation),

      Ser. 2048, Cl. PJ, 7%, 4/15/2028                                                        2,732,514  (i)           1,119,456

Federal National Mortgage Association:

   7.5%                                                                                       6,760,000  (h)           6,616,350

   REMIC Trust, Gtd. Pass-Through Ctfs.
      (Collateralized by FNMA

      Pass-Through Ctfs.)

      (Interest Only Obligation):

          Ser. 1996-70, Cl. PL, 7%, 2/25/2026                                                12,099,352  (i)           2,941,655

          Ser. 1997-56, Cl. PM, 7%, 6/18/2026                                                 3,084,529  (i)             726,407

          Ser. 1997-74, Cl. PK, 7%,11/18/2027                                                 4,593,642  (i)           1,740,677

Government National Mortgage Association I:

   6.5%                                                                                       1,460,000  (h)           1,368,283

   7.5%, 1/15/2002-7/15/2002                                                                    123,804                  124,151

   Construction Loan:

      6.8%, 7/15/2001                                                                        12,224,540               11,991,418

      6.8%                                                                                      458,560  (h)             412,847

   Project Loan:

      6.495%, 7/15/2030                                                                      10,054,461                9,432,291

      6.5%, 9/15/2033                                                                         6,382,731                5,915,076

      6.54%, 7/15/2033                                                                       14,966,689               14,274,479

Government National Mortgage Association II,

  Adjustable Rate Mortgage:

      5.5%, 4/20/2030                                                                         5,000,200                4,839,243

      7.5%                                                                                    1,940,000  (h)           1,899,978

                                                                                                                      87,927,577

UTILITIES-TELEPHONE--2.9%

AT&T Canada,

   Notes, 7.65%, 2006                                                                         2,700,000                2,672,635

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES-TELEPHONE (CONTINUED)

Bellsouth Capital Funding,

   Notes, 7.75%, 2010                                                                         6,760,000                6,779,861

                                                                                                                       9,452,496

YANKEE--1.0%

Pemex Finance,

    Ser. 2000-1, Cl. A2, Notes, 7.8%, 2013                                                    3,400,000  (b)           3,379,600

TOTAL BONDS AND NOTES

   (cost $340,060,914)                                                                                               335,300,009
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--.8%                                                                               Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BROADCASTING--.8%

Spanish Broadcasting System, Cl. A                                                              133,750  (b,j)         2,499,453

TELECOMMUNICATIONS--.0%

Comunicacion Celular (warrants)                                                                   2,500  (b,j)            62,812

TRANSPORTATION--.0%

Golden Ocean Group (warrants)                                                                     5,270  (j)               5,929

TOTAL COMMON STOCKS

   (cost $862,013)                                                                                                     2,568,194
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--2.6%
------------------------------------------------------------------------------------------------------------------------------------

ENTERTAINMENT;

Paxson Communications,

  Cum., $132.50

   (cost $8,259,763)                                                                              8,320                8,486,400



                                                                                              Principal

SHORT-TERM INVESTMENTS--4.0%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--3.6%

UBS Finance,

   6.04%, 5/1/2000                                                                           11,860,000               11,860,000

U.S TREASURY BILLS--.4%

   5.1%, 5/4/2000                                                                               195,000                  194,916

   5.62%, 7/13/2000                                                                             325,000  (k)             321,302

   5.635%, 7/20/2000                                                                            325,000  (k)             320,947

   5.635%, 7/27/2000                                                                            375,000  (k)             369,889

                                                                                                                       1,207,054

TOTAL SHORT-TERM INVESTMENTS

   (cost $13,067,021)                                                                                                 13,067,054
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $362,249,711)                                                            110.8%              359,421,657

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (10.8%)             (35,138,082)

NET ASSETS                                                                                       100.0%              324,283,575

A   PRINCIPAL AMOUNT STATED IN U.S. DOLLARS UNLESS OTHERWISE NOTED.
EUR -- EUROS.

B SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30, 2000, THESE SECURITIES AMOUNTED TO $75,508,105 OR 23.3% OF NET ASSETS.

C VARIABLE RATE SECURITY -- INTEREST RATE SUBJECT TO PERIODIC CHANGE.

D NON-INCOME PRODUCING -- SECURITY IN DEFAULT.

E REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED MATURITY IS 9/15/2027.

F ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE UNTIL MATURITY.

G PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES TO THE CONSUMER PRICE INDEX.

(H)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(I)  NOTIONAL FACE AMOUNT SHOWN.

(J)  NON-INCOME PRODUCING SECURITY.

(K) HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF FINANCIAL FUTURES

April 30, 2000 (Unaudited)

                                                                                                                       Unrealized

                                                                   Market Value                                      Appreciation

                                                                        Covered                                     (Depreciation)

                                            Contracts          by Contracts ($)             Expiration            at 4/30/2000 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

U.S. Government Agency
     10 Year Notes                                110                10,016,875             June 2000                    (184,000)

FINANCIAL FUTURES SHORT

U.S. Treasury 30 Year Bonds                       183                17,670,938             June 2000                     (53,719)

U.S. Treasury 10 Year Notes                       243                23,559,609             June 2000                     373,141

                                                                                                                          135,422

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           362,249,711   359,421,657

Cash                                                                    341,499

Receivable for investment securities sold                            63,307,986

Dividends and interest receivable                                     4,375,810

Paydowns receivable                                                     266,680

Receivable for shares of Beneficial Interest subscribed                 137,816

Prepaid expenses and other assets                                        70,259

                                                                    427,921,707
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           266,259

Payable for investment securities purchased                         100,897,392

Payable for shares of Beneficial Interest redeemed                    2,337,667

Payable for futures variation margin                                     78,969

Accrued expenses                                                         57,845

                                                                    103,638,132
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      324,283,575
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     333,193,668

Accumulated undistributed investment income--net                        146,432

Accumulated net realized gain (loss) on investments and financial futures
                                                                     (6,359,680)

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions (including
   $135,422 net unrealized appreciation on financial futures)        (2,696,845)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      324,283,575

NET ASSET VALUE PER SHARE

                                                            Class A             Class B               Class C               Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                          323,599,982              650,495               32,081                 1,017

Shares Outstanding                                       22,738,019               45,656                2,255                71.487
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                 14.23                14.25                14.23                 14.23

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                            10,702,653

Cash dividends                                                       1,064,700

TOTAL INCOME                                                        11,767,353

EXPENSES:

Management fee--Note 3(a)                                              906,887

Shareholder servicing costs--Note 3(c)                                 515,427

Interest expense--Note 2                                                27,191

Prospectus and shareholders' reports                                    14,818

Registration fees                                                       14,746

Custodian fees--Note 3(c)                                               14,187

Trustees' fees and expenses--Note 3(d)                                  11,863

Professional fees                                                        3,841

Distribution fees--Note 3(b)                                               228

Miscellaneous                                                            6,612

TOTAL EXPENSES                                                       1,515,800

INVESTMENT INCOME--NET                                              10,251,553
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              2,088,075

Net realized gain (loss) on financial futures                        (484,333)

NET REALIZED GAIN (LOSS)                                             1,603,742

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions (including $158,985
  net unrealized appreciation on financial futures)                (2,929,885)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (1,326,143)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 8,925,410

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                        April 30, 2000(a)           Year Ended

                                              (Unaudited)     October 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         10,251,553           18,782,368

Net realized gain (loss) on investments         1,603,742          (6,918,018)

Net unrealized appreciation (depreciation)
   on investments                              (2,929,885)          5,353,806

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    8,925,410          17,218,156
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                               (10,693,134)         (18,877,503)

Class B shares                                    (2,151)                   --

Class C shares                                      (158)                   --

Class R shares                                       (11)                   --

TOTAL DIVIDENDS                              (10,695,454)         (18,877,503)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 92,592,461           66,224,793

Class B shares                                    654,323                   --

Class C shares                                     32,182                   --

Class R shares                                      1,000                   --

Dividends reinvested:

Class A shares                                  7,453,362           13,963,988

Class B shares                                      1,751                   --

Class C shares                                        158                   --

Class R shares                                         11                   --

Cost of shares redeemed:

Class A shares                               (49,796,084)         (86,749,648)

Class B shares                                    (1,456)                   --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           50,937,708           (6,560,867)

TOTAL INCREASE (DECREASE) IN NET ASSETS       49,167,664           (8,220,214)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           275,115,911          283,336,125

END OF PERIOD                                 324,283,575          275,115,911

Undistributed investment income--net              146,432              590,333

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 2000, FOR CLASS B, CLASS C, AND CLASS R SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended

                                        April 30, 2000(a)            Year Ended

                                              (Unaudited)      October 31, 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

CLASS A

Shares sold                                     6,475,921           4,617,771

Shares issued for dividends reinvested            523,319             971,101

Shares redeemed                               (3,489,385)          (6,036,959)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   3,509,855            (448,087)
--------------------------------------------------------------------------------

CLASS B

Shares sold                                        45,630                   --

Shares issued for dividends reinvested                123                   --

Shares redeemed                                      (97)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      45,656                   --
--------------------------------------------------------------------------------

CLASS C

Shares sold                                         2,244                   --

Shares issued for dividends reinvested                 11                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       2,255                   --
--------------------------------------------------------------------------------

CLASS R

Shares sold                                            71                   --

Shares issued for dividends reinvested                  1                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING          72                   --

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 2000, FOR CLASS B, CLASS C AND
CLASS R SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                         Six Months Ended

                                           April 30, 2000                                 Year Ended October 31,
                                                                    ----------------------------------------------------------------

CLASS A SHARES                                 (Unaudited)          1999         1998          1997          1996           1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.31         14.40        14.86         14.24          14.22         12.95

Investment Operations:

Investment income--net                                 .48           .98         1.01          1.05            .98           .93

Net realized and unrealized
   gain (loss) on investments                         (.06)         (.09)        (.45)          .59            .02          1.27

Total from Investment Operations                       .42           .89          .56          1.64           1.00          2.20

Distributions:

Dividends from investment
   income--net                                        (.50)         (.98)       (1.02)        (1.02)          (.98)         (.93)

Net asset value, end of period                       14.23         14.31        14.40         14.86          14.24         14.22
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      6.04(a,b)     6.38         3.74         11.94           7.27         17.57(b)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                 .98(a)        1.04         1.02          1.03           1.04          1.04

Ratio of interest expense to
   average net assets                                 .02(a)         .14          .03           .06            .02            --

Ratio of net investment income
   to average net assets                             6.76(a)        6.80         6.76          7.25           6.89          6.87

Portfolio Turnover Rate                            253.70(c)      284.63       313.40        347.68         214.55        176.59
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     323,600       275,116      283,336       275,518        294,911       320,345

(A) ANNUALIZED.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                      Period Ended April 30, 2000 (Unaudited)(a)
                                                                                    -----------------------------------------------

                                                                                    CLASS B          CLASS C          CLASS R
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  14.14            14.14            14.14

Investment Operations:

Investment income--net                                                                  .14              .13              .15

Net realized and unrealized gain (loss) on investments                                  .11              .09              .10

Total from Investment Operations                                                        .25              .22              .25

Distributions:

Dividends from investment income--net                                                  (.14)            (.13)            (.16)

Net asset value, end of period                                                        14.25            14.23            14.23
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                                                   10.53(c)          9.39(c)         10.47
------------------------------------------------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets(b)                                             1.42             1.78             1.60

Ratio of net investment income to average net assets(b)                                5.04             5.28             6.19

Portfolio Turnover Rate(d)                                                           253.70           253.70           253.70
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   650               32                1

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 2000.

(B) ANNUALIZED.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Core Bond Fund (the "fund") is a separate diversified series of Dreyfus Debt and Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a
wholly-owned    subsidiary    of    Mellon    Financial    Corporation.

On February 9, 2000, the Company's Board of Trustees approved, effective March 1, 2000, a change of the fund's name from "Dreyfus Core Bond Fund" to "Dreyfus Premier Core Bond Fund," coinciding with the fund implementing a multiple class structure. Shareholders, on March 1, 2000, were reclassified as Class A shareholders and the fund added Class B, Class C and Class R shares.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are The Fun

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.


Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The  fund  has  an  unused  capital  loss  carryover of approximately $7,932,000
available   for   Federal   income   tax   purposes  to  be  applied   The  Fun

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

against future net securities profits, if any, realized subsequent to October 31, 1999. If not applied, $1,064,000 of the carryover expires in fiscal 2003 and $6,868,000 expires in fiscal 2007.

During the period ended April 30, 2000, the fund increased accumulated undistributed investment income-net by $303,687 and decreased accumulated net realized gain (loss) on investments by $303,687. Net assets were not effected by this reclassification.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended April 30, 2000 was approximately $932,400, with a related weighted average annualized interest rate of 5.85%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

DSC retained $3,301 during the period ended April 30, 2000 from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2000, Class B and
Class    C    shares    were    charged

$207 and $21, respectively, pursuant to the Plan, of which $188 and $20 for Class B and Class C shares, respectively, were paid to DSC.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2000, Class A, Class B and Class C shares were charged $377,759, $103 and $7, respectively, pursuant to the Shareholder Services Plan, of which $87,835, $94 and $7 for Class A, Class B and Class C shares, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2000, the fund was charged $96,732 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2000, the fund was charged $14,187 pursuant to the custody agreement.

(d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial The Fun

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

futures and forward currency exchange contracts, during the period ended April 30, 2000, amounted to $884,182,547 and $849,301,387, respectively.

The fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At April 30, 2000, there were no open forward currency exchange contracts.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up
to    approximately    10%    of    the    contract    amount.    The    amount

of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2000, are set forth in the Statement of Financial Futures.

(b) At April 30, 2000, accumulated net unrealized depreciation on investments and financial futures was $2,692,632, consisting of $6,227,158 gross unrealized appreciation and $8,919,790 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Premier Core Bond Fund

                        200 Park Avenue

                        New York, NY 10166

                          Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                          Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                          Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                          Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   031SA004